UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21670

Eaton Vance Enhanced Equity Income Fund II
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2005

Item 1. Reports to Stockholders

Semiannual Report June 30, 2005

EATON VANCE
ENHANCED
EQUITY
INCOME
FUND II

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2005

INVESTMENT UPDATE

Walter A. Row

Lewis R. Piantedosi

Eaton Vance Management

David R. Fraley

Ronald M. Egalka

Rampart Investment

Management

The Fund

•             We are pleased to welcome shareholders of Eaton Vance Enhanced Equity Income Fund II (the Fund), a diversified, closed-end investment company traded on the New York Stock Exchange under the symbol EOS. The Fund’s primary objective is to provide current income, with a secondary objective of capital appreciation. To reach these objectives, the Fund uses a systematic program of covered call option writing on a substantial portion of its portfolio securities to enhance the returns and dampen the volatility of its underlying stock portfolio.

•             Based on share price, the Fund had a total return of 6.88% for the period from inception on January 31, 2005, to June 30, 2005. This return resulted from an increase in share price from $19.10 (offering price of $20 per share, less all commissions)  on January 31, 2005, to $19.80 on June 30, 2005, plus the reinvestment of $0.576 per share in distributions.(1)

•             Based on net asset value (NAV), the Fund had a total return of 1.97% for the period from inception on January 31, 2005, to June 30, 2005. That return was the result of a decrease in NAV per share from $19.10 (offering price of $20 per share, less all commissions) on January 31, 2005, to $18.89 on June 30, 2005, plus the reinvestment of $0.576 per share in distributions.(1)

•             For comparison, the Russell 1000 Growth Index, an unmanaged index commonly used to measure the performance of U.S. growth stocks, had a total return of 1.67% over the same period.(2)

Management Discussion

•             During the five-month period ended June 30, 2005, the Fund performed in line with the Russell 1000 Growth Index. Among the Fund’s common stock holdings, those in the consumer staples and financials sectors contributed positively to performance, while stocks in industrials and information technology were among the weaker performers.

•             The Fund holds a broadly diversified portfolio consisting of 70-100 stocks; approximately 65% are mid-size market-caps and 35% are large-caps. In selecting stocks for purchase, our team of research analysts focuses on companies with above-average growth and financial strength. Stocks are selected with a valuation sensitivity, and a sell discipline is employed to further limit risk. While the Fund is authorized to utilize leverage, the Fund has no current intention to do so.

•             The Fund writes (sells) covered call options on a substantial portion of its stock holdings. As the writer of stock options, the Fund receives initial payments (premiums) in exchange for giving the options buyers the right to acquire the associated stocks at specified exercise prices on or before specified expiration dates. Writing covered call options involves a tradeoff between the options premiums received and reduced participation in potential stock appreciation. A covered call strategy typically underperforms in strong up markets, while seeking to outperform in modestly up, flat and down markets.

•             The Fund’s strategy relies on stocks selection and price target objectives set by Eaton Vance’s equity research team, in concert with Rampart Investment Management’s options optimization models. To allow for capital appreciation, the Fund varies the amount of options written on its common stock holdings. For stocks considered to have significant upside potential, the Fund generally expects to write initially on a smaller portion of the underlying position. If the

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)               Share price and net asset value on January 31, 2005, are calculated assuming a purchase price of $20.00, less the sales load of $0.90 per share paid by the shareholder.

(2)               It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2005

FUND PERFORMANCE

stock price rises, the options contracts are normally rolled to higher strike prices. This allows for potential increased cash flows and higher target share price realization. Equities considered to have less upside potential may be more fully written. If the stock price falls, the Fund may look to “cover,” or buy back, the options sold. Depending on the stock’s fundamental outlook, the Fund may then exit the position, write more options toward a new target, or write fewer options allowing the stock to recover to its original target. During the Fund’s first five months, it has written call option contracts covering, on average, 65-70% of stock portfolio assets.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover.  These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views.  These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Performance

Cumulative Annual Total Returns (by share price, New York Stock Exchange)

Life of Fund (1/31/05)	6.88%

Cumulative Annual Total Returns (at net asset value)

Life of Fund (1/31/05)	1.97%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested.  The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Common Stock Sector Allocation*

By total investments

* Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2005

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks - 100.2%
Security	Shares	Value
Advertising - 0.9%
Lamar Advertising Co.(1)	188,700	$8,070,699
		$8,070,699
Aerospace & Defense - 2.5%
General Dynamics Corp.	58,500	$6,408,090
L-3 Communications Holdings, Inc.	201,700	15,446,186
		$21,854,276
Apparel & Footwear - 2.9%
Liz Claiborne, Inc.	243,400	$9,677,584
Nike, Inc., Class B	94,000	8,140,400
Reebok International Ltd.	192,300	8,043,909
		$25,861,893
Asset Management - 2.6%
Affiliated Managers Group, Inc.(1)	174,900	$11,950,917
Legg Mason, Inc.	105,500	10,983,605
		$22,934,522
Auto and Parts - 1.4%
BorgWarner, Inc.	227,400	$12,204,558
		$12,204,558
Beverages - 1.7%
Anheuser-Busch Cos., Inc.	164,200	$7,512,150
PepsiCo, Inc.	149,800	8,078,714
		$15,590,864
Biotechnology - 4.9%
Amgen, Inc.(1)	95,900	$5,798,114
Chiron Corp.(1)	235,700	8,223,573
Genzyme Corp.(1)	135,200	8,124,168
Gilead Sciences, Inc.(1)	180,900	7,957,791
Medimmune, Inc.(1)	522,100	13,950,512
		$44,054,158
Business Services - 3.2%
CheckFree Corp.(1)	268,000	$9,128,080
Cintas Corp.	279,100	10,773,260

Security	Shares	Value
Business Services (continued)
Paychex, Inc.	262,700	$8,548,258
		$28,449,598
Communications Equipment - 3.6%
Cisco Systems, Inc.(1)	452,200	$8,641,542
Corning, Inc.(1)	730,600	12,142,572
Scientific-Atlanta, Inc.	350,000	11,644,500
		$32,428,614
Computer Equipment - 1.8%
Lexmark International, Inc., Class A(1)	134,800	$8,739,084
SanDisk Corp.(1)	323,000	7,664,790
		$16,403,874
Consumer Finance - 1.4%
American Express Co.	226,000	$12,029,980
		$12,029,980
Consumer Services - 4.1%
Alliance Data Systems Corp.(1)	257,600	$10,448,256
Cendant Corp.	415,000	9,283,550
Weight Watchers International, Inc.(1)	323,900	16,716,479
		$36,448,285
Distribution / Wholesale - 2.3%
CDW Corp.	204,300	$11,663,487
SUPERVALU, Inc.	265,000	8,641,650
		$20,305,137
Diverse Financial Services - 0.9%
Citigroup, Inc.	165,000	$7,627,950
		$7,627,950
Electrical Equipment - 0.6%
Emerson Electric Co.	90,700	$5,680,541
		$5,680,541
Electronic Equipment & Instruments - 0.9%
Agilent Technologies, Inc.(1)	363,600	$8,370,072
		$8,370,072

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Electronic Manufacturing Services - 0.6%
Jabil Circuit, Inc.(1)	164,000	$5,039,720
		$5,039,720
Food Products - 1.1%
Smithfield Foods, Inc.(1)	360,000	$9,817,200
		$9,817,200
Health Services - 3.4%
Caremark Rx, Inc.(1)	249,500	$11,107,740
DaVita, Inc.(1)	248,000	11,279,040
Medco Health Solutions, Inc.(1)	144,000	7,683,840
		$30,070,620
Healthcare Equipment & Supplies - 6.9%
Beckman Coulter, Inc.	114,300	$7,266,051
Cooper Co., Inc. (The)	171,000	10,407,060
DENTSPLY International, Inc.	144,300	7,792,200
Fisher Scientific International, Inc.(1)	129,100	8,378,590
Medtronic, Inc.	210,100	10,881,079
Respironics, Inc.(1)	274,900	9,926,639
Stryker Corp.	137,500	6,539,500
		$61,191,119
Industrial Conglomerates - 0.7%
Tyco International, Ltd.	227,100	$6,631,320
		$6,631,320
Industrial Machinery - 1.1%
Parker-Hannifin Corp.	161,800	$10,033,218
		$10,033,218
Internet Services - 0.6%
Google, Inc., Class A(1)	19,500	$5,735,925
		$5,735,925
Investment Banking & Brokerage - 0.9%
Goldman Sachs Group, Inc.	77,500	$7,906,550
		$7,906,550

Security	Shares	Value
IT Consulting - 0.8%
Accenture Ltd., Class A(1)	315,000	$7,141,050
		$7,141,050
Leisure - 1.2%
Carnival Corp.	190,500	$10,391,775
		$10,391,775
Managed Care - 2.0%
UnitedHealth Group, Inc.	136,600	$7,122,324
WellPoint, Inc.(1)	151,500	10,550,460
		$17,672,784
Media - 1.1%
Time Warner, Inc.(1)	580,600	$9,701,826
		$9,701,826
Metals-Industrial - 3.0%
Alcoa, Inc.	139,700	$3,650,361
Inco Ltd.	370,400	13,982,600
Phelps Dodge Corp.	98,600	9,120,500
		$26,753,461
Oil and Gas-Drilling - 1.0%
GlobalSantaFe Corp.	222,000	$9,057,600
		$9,057,600
Oil and Gas-Equipment and Services - 2.9%
Halliburton Co.	245,400	$11,735,028
Williams Cos., Inc.	755,200	14,348,800
		$26,083,828
Oil and Gas-Integrated - 0.9%
ConocoPhillips	132,600	$7,623,174
		$7,623,174
Personal Products - 0.9%
Colgate-Palmolive Co.	160,400	$8,005,564
		$8,005,564

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Pharmaceuticals - 5.4%
Allergan, Inc.	78,600	$6,699,864
IVAX Corp.(1)	522,900	11,242,350
Sepracor, Inc.(1)	182,000	10,921,820
Teva Pharmaceutical Industries Ltd. ADR	290,300	9,039,942
Watson Pharmaceuticals, Inc.(1)	337,800	9,985,368
		$47,889,344
Publishing - 2.0%
Dow Jones & Co., Inc.	198,900	$7,051,005
Getty Images, Inc.(1)	148,200	11,005,332
		$18,056,337
Regional Banks - 1.4%
Commerce Bancorp, Inc.	424,600	$12,869,626
		$12,869,626
Retail-Food and Drug - 2.3%
Safeway, Inc.	516,000	$11,656,440
Walgreen Co.	190,200	8,747,298
		$20,403,738
Retail-General - 3.3%
BJ's Wholesale Club, Inc.(1)	365,200	$11,865,348
Dollar General Corp.	540,000	10,994,400
Target Corp.	118,800	6,463,908
		$29,323,656
Retail-Specialty and Apparel - 5.1%
Bed Bath and Beyond, Inc.(1)	200,700	$8,385,246
PETsMART, Inc.	392,000	11,897,200
Polo Ralph Lauren Corp.	309,400	13,338,234
Williams-Sonoma, Inc.(1)	295,200	11,681,064
		$45,301,744
Semiconductors & Semiconductor Equipment - 7.8%
Broadcom Corp., Class A(1)	377,000	$13,387,270
International Rectifier Corp.(1)	180,000	8,589,600
Linear Technology Corp.	211,300	7,752,597
Maxim Integrated Products, Inc.	152,100	5,811,741
Microchip Technology, Inc.	541,400	16,036,268
Novellus System, Inc.(1)	463,500	11,453,085
Silicon Laboratories, Inc.(1)	241,500	6,329,715
		$69,360,276

Security	Shares	Value
Software - 2.9%
Check Point Software Technologies Ltd.(1)	495,500	$9,810,900
SAP AG ADR	203,100	8,794,230
Symantec Corp.(1)	350,300	7,615,522
		$26,220,652
Telecommunications Services - 0.9%
CenturyTel, Inc.	244,000	$8,449,720
		$8,449,720
Thrifts & Mortgage - 2.1%
MGIC Investment Corp.	155,600	$10,148,232
PMI Group, Inc.	230,000	8,965,400
		$19,113,632
Transportation - 2.2%
Expeditors International of Washington, Inc.	213,400	$10,629,454
Swift Transportation Co., Inc.(1)	384,200	8,948,018
		$19,577,472
Total Common Stocks (identified cost $865,171,793)		$893,737,952
Short-Term Investments - 3.8%
Security	Principal Amount (000's omitted)	Value
General Electric Capital Corp., Commercial Paper, 3.38%, 7/1/05	$7,173	$7,173,000
Investors Bank and Trust Company Time Deposit, 3.40%, 7/1/05	2,000	2,000,000
Prudential Funding LLC, Commercial Paper, 3.21%, 7/5/05	25,000	24,991,083
Total Short-Term Investments (at amortized cost, $34,164,083)		$34,164,083
Total Investments - 104.0% (identified cost $899,335,876)		$927,902,035

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Call Options Written - (4.0%)
Type of Contract	Number of Contracts	Premium Received	Value
Accenture Ltd., Class A, Expires 8/20/05, Strike 22.50	705	$105,335	$(74,025)
Affiliated Managers Group, Inc., Expires 9/17/05, Strike 60.00	605	235,369	(538,450)
Agilent Technology, Inc., Expires 8/20/05, Strike 22.50	1,685	180,162	(227,475)
Alcoa, Inc., Expires 10/22/05, Strike 27.50	565	91,479	(48,025)
Allergan, Inc., Expires 7/16/05, Strike 75.00	230	47,718	(236,900)
Alliance Data, Expires 9/17/05, Strike 40.00	1,390	539,316	(368,350)
American Express Co., Expires 10/22/05, Strike 55.00	1,065	241,667	(165,075)
Amgen, Inc., Expires 7/16/05, Strike 60.00	355	76,999	(37,275)
Anheuser-Busch Co., Expires 12/17/2005, Strike 50.00	280	32,032	(12,600)
Beckman Coulter, Inc., Expires 8/20/05, Strike 65.00	730	318,937	(87,600)
Bed Bath and Beyond, Inc., Expires 8/20/05, Strike 37.50	555	120,384	(288,600)
BJ's Wholesale Club, Expires 9/17/2005, Strike 30.00	3,650	937,832	(1,241,000)
BorgWarner, Inc., Expires 7/16/05, Strike 50.00	1,280	367,252	(460,800)
Broadcom Corp., Expires 8/20/05, Strike 30.00	1,675	346,588	(988,250)
Caremark Rx, Inc., Expires 9/17/05, Strike 45.00	1,390	250,449	(250,200)
Carnival Corp., Expires 10/22/05, Strike 50.00	275	65,147	(162,250)
CDW Corp., Expires 10/22/05, Strike 55.00	525	166,375	(236,250)
Cendant Corp., Expires 8/20/05, Strike 20.00	1,470	179,988	(374,850)
Centurytel, Inc., Expires 10/22/05, Strike 30.00	380	93,821	(182,400)
Check Point Software Technologies Ltd., Expires 7/16/05, Strike 22.50	1,700	163,062	(8,500)
Checkfree Corp., Expires 8/20/05, Strike 35.00	835	293,763	(79,325)
Chiron Corp., Expires 10/22/05, Strike 37.50	1,790	620,975	(232,700)

Type of Contract	Number of Contracts	Premium Received	Value
Cintas Corp., Expires 8/20/05, Strike 40.00	705	$156,445	$(49,350)
Cisco Systems, Inc., Expires 10/22/05, Strike 17.50	1,530	377,783	(321,300)
Citigroup, Inc., Expires 9/17/05, Strike 45.00	285	54,692	(57,000)
Colgate-Palmolive Co., Expires 8/20/05, Strike 50.00	1,125	156,280	(168,750)
Commerce Bancorp, Expires 9/17/05, Strike 27.50	1,300	239,744	(455,000)
ConocoPhillips, Expires 8/20/05, Strike 52.50	1,326	389,112	(766,428)
Cooper Co., Expires 8/20/05, Strike 65.00	855	347,911	(85,500)
Corning, Inc., Expires 11/19/05, Strike 12.50	4,150	776,054	(1,992,000)
Davita, Inc., Expires 10/22/05, Strike 45.00	785	282,212	(251,200)
DENTSPLY International, Inc., Expires 7/16/05, Strike 55.00	655	142,452	(29,475)
Dollar General Corp., Expires 11/19/05, Strike 20.00	1,590	193,854	(206,700)
Dow Jones Co., Expires 9/17/05, Strike 35.00	385	46,932	(59,675)
Emerson Electric Co., Expires 9/17/05, Strike 65.00	270	50,463	(29,700)
Expeditors International, Expires 8/20/05, Strike 50.00	850	297,258	(221,000)
Fisher Scientific International, Expires 9/17/05, Strike 60.00	485	100,346	(291,000)
General Dynamics Corp., Expires 8/20/05, Strike 105.00	385	187,452	(246,400)
Genzyme Corp., Expires 7/16/05, Strike 55.00	895	440,255	(501,200)
Getty Images, Inc., Expires 10/22/05, Strike 75.00	1,015	618,546	(395,850)
Gilead Sciences, Inc., Expires 8/20/05, Strike 37.50	1,395	456,030	(973,710)
GlobalSantaFe Corp., Expires 7/16/05, Strike 37.50	1,680	456,819	(655,200)
Goldman Sachs Group, Expires 10/22/05, Strike 100.00	170	114,220	(107,100)
Google, Inc., Expires 9/17/05, Strike 280.00	195	404,983	(600,600)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Type of Contract	Number of Contracts	Premium Received	Value
Halliburton Co., Expires 10/22/05, Strike 47.50	2,454	$888,162	$(858,900)
Inco Ltd., Expires 7/16/05, Strike 35.00	2,195	509,014	(636,550)
International Rectifier Corp., Expires 9/17/05, Strike 50.00	785	158,498	(164,850)
Ivax Corp., Expires 9/17/05, Strike 17.50	5,229	1,075,244	(2,196,180)
L-3 Communications Holdings, Inc., Expires 7/16/05, Strike 70.00	870	338,780	(589,860)
Lamar Advertising Co., Expires 10/22/05, Strike 40.00	430	88,966	(176,300)
Legg Mason, Inc., Expires 8/20/05, Strike 75.00	760	271,246	(2,166,000)
Lexmark International Corp., Expires 10/22/05, Strike 65.00	635	306,012	(247,650)
Linear Technology Corp., Expires 8/20/05, Strike 37.50	810	110,897	(72,900)
Liz Claiborne, Inc., Expires 10/22/05, Strike 40.00	1,190	156,985	(220,150)
Maxim Integrated Products, Inc., Expires 8/20/05, Strike 40.00	825	137,700	(61,875)
Medco Health, Expires 7/16/05, Strike 50.00	880	305,275	(352,000)
Medimmune, Inc., Expires 9/17/05, Strike 27.50	5,221	519,455	(600,415)
Medtronic, Inc., Expires 11/19/05, Strike 55.00	1,095	193,726	(164,250)
Microchip Technology, Expires 7/16/05, Strike 25.00	2,815	562,872	(1,294,900)
Mortgage Investment Corp., Expires 9/17/05, Strike 60.00	325	102,991	(198,250)
Nike, Inc., Class B, Expires 7/16/05, Strike 85.00	400	104,996	(102,000)
Novellus Systems, Expires 9/17/05, Strike 25.00	1,710	255,953	(253,080)
Parker Hannifin Corp., Expires 8/20/05, Strike 60.00	660	248,756	(211,200)
Paychex, Inc., Expires 9/17/05, Strike 30.00	590	63,078	(177,000)
PepsiCo, Inc., Expires 10/22/05, Strike 55.00	690	82,792	(103,500)
Petsmart, Inc., Expires 7/16/05, Strike 30.00	1,995	166,427	(149,625)

Type of Contract	Number of Contracts	Premium Received	Value
Phelps Dodge Corp., Expires 7/16/05, Strike 95.00	635	$328,548	$(82,550)
PMI Group, Inc., Expires 9/17/05, Strike 40.00	1,065	117,861	(111,825)
Polo Ralph Lauren Corp., Expires 7/16/05, Strike 40.00	3,094	326,577	(959,140)
Reebok International Ltd., Expires 10/22/05, Strike 42.50	1,395	351,424	(237,150)
Respironics, Inc., Expires 7/16/05, Strike 30.00	2,749	332,514	(1,649,400)
Safeway, Inc., Expires 9/17/05, Strike 20.00	1,770	313,953	(513,300)
Sandisk Corp., Expires 10/22/05, Strike 25.00	1,130	279,016	(203,400)
SAP AG ADR, Expires 9/17/05, Strike 42.50	995	136,226	(243,775)
Scientific Atlanta, Expires 9/17/05, Strike 35.00	2,000	305,880	(250,000)
Sepracor, Inc., Expires 10/22/05, Strike 60.00	935	595,496	(467,500)
Silicon Laboratories, Inc., Expires 7/16/05, Strike 30.00	1,615	488,521	(8,075)
Smithfield, Inc., Expires 10/22/05, Strike 30.00	1,600	324,717	(88,000)
Stryker Corp., Expires 9/17/05, Strike 50.00	820	210,938	(77,900)
Supervalue, Inc., Expires 10/22/05, Strike 30.00	910	300,740	(282,100)
Swift Transportation Co, Inc., Expires 7/16/05, Strike 22.50	2,675	406,424	(280,875)
Symantec Corp., Expires 7/16/05, Strike 22.50	1,760	165,429	(52,800)
Target Corp., Expires 7/16/05, Strike 50.00	660	143,159	(303,600)
Teva Pharmaceutical Industries Ltd., Expires 12/17/05, Strike 35.00	2,903	557,190	(217,725)
Time Warner, Inc., Expires 10/22/05, Strike 17.00	970	88,185	(72,750)
Tyco International Ltd., Expires 10/22/05, Strike 30.00	565	91,014	(71,755)
UnitedHealth Group, Expires 9/17/05, Strike 50.00	1,366	460,224	(519,080)
Walgreen Co., Expires 7/16/05, Strike 45.00	1,902	298,461	(237,750)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Type of Contract	Number of Contracts	Premium Received	Value
Watson Pharmaceuticals, Inc., Expires 8/20/05, Strike 30.00	755	$95,817	$(75,500)
Weight Watchers International, Inc., Expires 7/16/05, Strike 45.00	1,175	178,296	(752,000)
Wellpoint, Inc., Expires 9/17/05, Strike 65.00	1,247	731,147	(885,370)
Williams Co., Inc. (The), Expires 8/20/05, Strike 17.50	4,520	573,813	(858,800)
Williams-Sonoma, Inc., Expires 8/20/05, Strike 35.00	1,495	264,485	(717,600)
Total Call Options Written (premiums received $26,878,373)			$(35,982,193)
Other Assets, Less Liabilities - 0.0%			$318,955
Net Assets - 100.0%			$892,238,797

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2005

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2005

Assets
Investments, at value (identified cost, $899,335,876)	$927,902,035
Cash	2,055
Receivable for investments sold	187,474
Receivable from the Investment Adviser	18,452
Dividends and interest receivable	430,227
Tax reclaim receivable	4,300
Total assets	$928,544,543
Liabilities
Written options outstanding, at value (premiums $26,878,373)	$35,982,193
Payable to affiliate for Trustees' fees	2,083
Accrued expenses	321,470
Total liabilities	$36,305,746
Net assets applicable to common shares	$892,238,797
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 47,226,583 shares issued and outstanding	$472,266
Additional paid-in capital	900,817,102
Accumulated net realized loss (computed on the basis of identified cost)	(790,049)
Accumulated distributions in excess of net investment income	(27,722,861)
Net unrealized appreciation (computed on the basis of identified cost)	19,462,339
Net assets applicable to common shares	$892,238,797
Net Asset Value Per Common Share
($892,238,797 ÷ 47,226,583 common shares issued and outstanding)	$18.89

Statement of Operations

For the Period Ended
June 30, 2005(1)

Investment Income
Dividends (net of foreign taxes, $23,356)	$2,665,162
Interest	512,051
Total investment income	$3,177,213
Expenses
Investment adviser fee	$3,605,721
Trustees' fees and expenses	2,083
Custodian fee	98,531
Printing and postage	31,977
Legal and accounting services	30,585
Transfer and dividend disbursing agent fees	26,075
Organization expenses	18,452
Miscellaneous	27,384
Total expenses	$3,840,808
Deduct - Reduction of custodian fee	$1,111
Preliminary reduction of investment adviser fee	97,946
Expense reimbursement	18,452
Total expense reductions	$117,509
Net expenses	$3,723,299
Net investment loss	$(546,086)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) - Investment transactions (identified cost basis)	$(12,151,800)
Written options	11,361,751
Net realized loss	$(790,049)
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$28,566,159
Written options	(9,103,820)
Net change in unrealized appreciation	$19,462,339
Net realized and unrealized gain	$18,672,290
Net increase in net assets from operations	$18,126,204

(1)  For the period from the start of business, January 31, 2005, to June 30, 2005.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2005

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended June 30, 2005 (Unaudited)(1)
From operations - Net investment loss	$(546,086)
Net realized loss from investment transactions and written options	(790,049)
Net change in unrealized appreciation (depreciation) from investments and written options	19,462,339
Net increase in net assets from operations	$18,126,204
Distributions to common shareholders - From net investment income	$(27,176,775)
Total distributions to common shareholders	$(27,176,775)
Capital share transactions - Proceeds from sale of common shares(2)	$900,565,000
Reinvestment of distributions to common shareholders	1,332,372
Offering cost	(708,004)
Net increase in net assets from capital share transactions	$901,189,368
Net increase in net assets	$892,138,797
Net Assets
At beginning of period	$100,000
At end of period	$892,238,797
Accumulated distributions in excess of net investment income included in net assets
At end of period	$(27,722,861)

(1)  For the period from the start of business, January 31, 2005, to June 30, 2005.

(2)  Proceeds from sales of shares net of sales load paid of $42,435,000.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated
	Period Ended June 30, 2005 (Unaudited)(1)(2)
Net asset value - Beginning of period(3)	$19.100
Income (loss) from operations
Net investment loss	$(0.012)
Net realized and unrealized gain	0.393
Total income from operations	$0.381
Less distributions
From net investment income	$(0.576)
Total distributions	$(0.576)
Common share offering costs	$(0.015)
Net asset value - End of period	$18.890
Market value - End of period	$19.800
Total Investment Return on Net Asset Value(4)	1.97%
Total Investment Return on Market Value(4)	6.88%
Ratios/Supplemental Data†
Net assets end of period (000's omitted)	$892,239
Net expenses	1.03	%(5)
Net expenses after custodian fee reduction	1.03	%(5)
Net investment loss	(0.15	)%(5)
Portfolio Turnover	22%

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	1.07	%(5)
Expenses after custodian fee reduction	1.07	%(5)
Net investment loss	(0.19	)%(5)
Net investment loss per share	$(0.015)

(1)  For the period from the start of business, January 31, 2005, to June 30, 2005.

(2)  Computed using average common shares outstanding.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5)  Annualized.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund II (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated November 8, 2004. The Fund's primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing primarily in a portfolio of mid and large-capitalization common stocks, seeking to invest primarily in companies with above-average growth and financial strength. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by selling covered call options on a substantial portion of its portfolio securities. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation - Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income - Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D  Written Options - Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

E  Offering Costs - Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

F  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications - Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other - Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

I  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

J  Interim Financial Statements - The interim financial statements relating to the period from the start of business, January 31, 2005 to June 30, 2005 have not been audited by an Independent Registered Public Accounting Firm, but in the opinion of the Fund's management reflect all adjustments, necessary for the fair presentation of the financial statements.

2  Distribution to Shareholders

The Fund intends to make monthly distributions of net investment income. In addition, at least annually, the Fund intends to distribute net capital gain, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 1.00% annually of average daily gross assets of the Fund. For the period from the start of business, January 31, 2005 to June 30, 2005, the advisory fee amounted to $3,605,721. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund's options strategy to Rampart Investment Management Company (Rampart). EVM pays Rampart a portion of the advisory fee for sub-advisory services provided to the Fund. EVM serves as administrator to the Fund, but currently receives no compensation for providing administrative services to the Fund.

The Adviser has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the period from the start of business, January 31, 2005 to June 30, 2005, the Investment Adviser waived $97,946 of its advisory fee.

EVM has agreed to reimburse the Fund for costs incurred in the Fund's organization. For the period from the start of business, January 31, 2005, to June 30, 2005 EVM will reimburse the Fund $18,452 in organization expenses.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, January 31, 2005, to June 30, 2005, no significant amounts have been deferred.

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Certain officers and Trustees of the Fund are officers of the above organization.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,069,488,573 and $188,169,458 respectively, for the period from the start of business, January 31, 2005, to June 30, 2005.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at June 30, 2005, as computed on a federal income tax basis, were as follows:

Aggregate Cost	$899,335,876
Gross unrealized appreciation	$54,291,262
Gross unrealized depreciation	(25,725,103)
Net unrealized appreciation	$28,566,159

6  Common Shares of Beneficial Interest

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

Period Ended June 30, 2005 (Unaudited)(1)
Sales	47,150,000
Issued to shareholders electing to receive payments of distributions in Fund shares	71,583
Net increase	47,221,583

(1) For the period from the start of business, January 31, 2005, to June 30, 2005.

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 2005 is included in the Portfolio of Investments.

Written call options activity for the period ended June 30, 2005 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	-	-
Options written	286,700	$55,664,341
Options terminated in closing purchase transactions	(150,293)	(24,826,828)
Options exercised	(15,971)	(3,959,140)
Options expired	-	-
Outstanding, end of period	120,436	$26,878,373

At June 30, 2005, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Eaton Vance Enhanced Equity Income Fund II

BOARD OF TRUSTEES' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Prior to approving the (a) investment advisory agreement (the "Advisory Agreement") between Eaton Vance Enhanced Equity Income Fund II (the "Fund") and the investment adviser, Eaton Vance Management ("Eaton Vance" or the "Adviser") and (b) investment sub-advisory agreement (the "Sub-Advisory Agreement") between the Fund and Rampart Investment Management Company, Inc. ("Rampart" or the "Sub-Adviser"), the Special Committee of the Fund's Board of Trustees considered, among other things, the following:

•  A report comparing the fees and expenses of the Fund and certain profitability analyses prepared by Eaton Vance and Rampart;

•  Information on the relevant peer group(s) of funds;

•  The economic outlook and the general investment outlook in the relevant investment markets;

•  Eaton Vance's and Rampart's results and financial condition and the overall organization of the Adviser and the Sub-Adviser;

•  Arrangements regarding the distribution of Fund shares;

•  The procedures used to determine the fair value of the Fund's assets;

•  The allocation of brokerage and the benefits received by the Adviser as the result of brokerage allocation; including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  Rampart's compliance efforts with respect to the accounts it manages;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates and of Rampart;

•  The terms of the Advisory Agreement and the Sub-Advisory Agreement, and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein;

•  Operating expenses (including transfer agency expenses) to be paid to third parties; and

•  Information to be provided to investors, including the Fund's shareholders.

In evaluating the Advisory Agreement between the Fund and Eaton Vance, and the Sub-Advisory Agreement between the Adviser and Rampart, the Special Committee reviewed material furnished by Eaton Vance and Rampart at the initial Board meeting held on December 20, 2004, including the above referenced considerations and information relating to the education, experience and number of investment professionals and other personnel who would provide services under the Advisory Agreement and under the Sub-Advisory Agreement. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at Eaton Vance were appropriate to fulfill effectively the duties of the Adviser on behalf of the Fund. The Special Committee also considered the business reputation of the Adviser, its financial resources and professional liability insurance coverage and concluded that Eaton Vance would be able to meet any reasonably foreseeable obligations under the Advisory Agreement. The Special Committee also considered the business reputation of Rampart and its options strategy and its past experience in implementing this strategy.

Eaton Vance Enhanced Equity Income Fund II

BOARD OF TRUSTEES' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

The Special Committee received information concerning the investment philosophy and investment process to be applied by Eaton Vance and Rampart in managing the Fund. In this regard, the Special Committee considered Eaton Vance's in-house research capabilities as well as other resources available to Eaton Vance personnel, including research services that may be available to Eaton Vance as a result of securities transactions effected for the Fund and other investment advisory clients. The Special Committee concluded that Eaton Vance's and Rampart's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

In addition to the factors mentioned above, the Special Committee also reviewed the level of the Adviser's profits in respect of the management of the Eaton Vance funds, including the Fund. The Special Committee considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund. The Special Committee also considered profit margins of Eaton Vance in comparison with available industry data. In addition, the Special Committee considered the fiduciary duty assumed by the Adviser in connection with the service rendered to the Fund and the business reputation of the Adviser, its financial resources and its professional liability insurance coverage. In evaluating the fees to be paid to Rampart, the Special Committee considered and discussed fees paid to other investment sub-advisers in similar circumstances, as well as fees charged by Rampart to other clients.

The Special Committee did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreement and the Sub-Advisory Agreement. Nor are the items described herein all encompassing of the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates and Rampart, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Special Committee concluded that the approval of the Advisory Agreement and the Sub-Advisory Agreement, including the fee structure, is in the interests of shareholders. The Special Committee also considered that the Adviser would enter into a Shareholder Services Agreement with UBS Securities LLC, whereby the Adviser (and not the Fund) would pay UBS Securities LLC to provide upon request certain market data and reports to support shareholder services pursuant to the agreement.

Eaton Vance Enhanced Equity Income Fund II

INVESTMENT MANAGEMENT

Officers
Duncan W. Richardson
President
Thomas E. Faust Jr.
Vice President
James B. Hawkes
Vice President and Trustee
Lewis R. Piantedosi
Vice President
Walter A. Row, III
Vice President
Alan R. Dynner
Secretary
James L. O'Connor
Treasurer
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

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Investment Adviser and Administrator of Eaton Vance Enhanced Equity Income Fund II
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Sub-Adviser of Eaton Vance Enhanced Equity Income Fund II
Rampart Investment Management

One International Place

Boston, MA 02110

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 43027

Providence, RI 02940-3027

(800) 331-1710

Eaton Vance Enhanced Equity Income Fund II

The Eaton Vance Building

255 State Street

Boston, MA 02109

2426-8/05  CE-EEIF2SRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders.  The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders.  On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation.  The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists.  If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 9. Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Enhanced Equity Income Fund II

By:	\S\ Duncan W. Richardson
Duncan W. Richardson
President

Date:	August 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	\S\ James L. O’Connor
James L. O’Connor
Treasurer

Date:	August 22, 2005

By:	\S\ Duncan W. Richardson
Duncan W. Richardson
President

Date:	August 22, 2005